EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Geneva Resources, Inc. (the "Company") on Form 10-QSB for the quarter ending August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus Johnson, Chief Executive Officer/President of the Company and I, D. Bruce Horton, Chief Financial Officer/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 7, 2007               By: /s/ MARCUS JOHNSON
                                        _________________________________
                                            Marcus Johnson
                                            Chief Executive Officer/President


Date: October 7, 2007               By: /s/ D. BRUCE HORTON
                                        _________________________________
                                            D. Bruce Horton
                                            Chief Financial Officer/Treasurer